UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2012 (August 30, 2012)

Syms Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	001-8546	22-2465228
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Syms Way, Secaucus, New Jersey		07094
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(201) 902-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP.

As previously disclosed, on November 2, 2011, Syms Corp., (“Syms”) and each of its subsidiaries, Filene’s Basement, LLC (“Filene’s Basement”), Syms Advertising Inc., and Syms Clothing, Inc. (the “Subsidiaries” and, together with Syms, the “Debtors”), filed voluntary petitions for relief under Chapter 11 Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are being jointly administered under Case No. 11-13511.

On August 30, 2012, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Modified Second Amended Joint Chapter 11 Plan of Reorganization of Syms Corp. and its Subsidiaries (the “Plan”) co-proposed by the Debtors and the Official Committee of Syms Corp. Equity Security Holders (the “Equity Committee” and, together with the Debtors, the “Plan Proponents”) and supported by the Official Committee of Unsecured Creditors (the “Creditors’ Committee”), which was filed with the Bankruptcy Court on July 27, 2012.  The Plan sets forth the manner in which claims against and equity interests in the Debtors are to be treated.

Upon the effective date of the Plan and pursuant to its terms, Syms will be reorganized and reorganized Syms will dispose of Syms’ real estate assets over time in a manner intended to maximize their value for the benefit of creditors and shareholders. Under the Plan, Syms creditors holding allowed claims are entitled to payment in full. The Plan also provides for Filene’s Basement creditors to receive recoveries from Syms’ assets. Filene’s Basement trade creditors are entitled to payment in full on their allowed claims and Filene’s Basement landlords with allowed lease rejection claims are entitled to  a recovery of 75% on their claims.

On the effective date of the Plan, reorganized Syms’ initial new board of directors will be comprised of three directors appointed by the Equity Committee, one director appointed by the Creditors’ Committee, and one independent director mutually chosen by the Equity Committee and the Creditors’ Committee.

As previously disclosed, in connection with proposal of the Plan, Syms entered into an Equity Commitment Agreement (the “ECA”) among (i) Syms, (ii) Marcy Syms, (iii) the Laura Merns Living Trust, (iv) the Marcy Syms Revocable Living Trust, as amended (the “Marcy Syms Trust” and, together with Marcy Syms and the Laura Merns Living Trust, the “Majority Shareholder”) and (v) the certain specified members of the Equity Committee and their affiliates (the “Backstop Parties”). The ECA contemplates that, pursuant to and upon the effective date of the Plan, the Majority Shareholder will sell all of its shares to Syms at a price of $2.49 per share. In connection with the ECA and pursuant to the Plan, Syms has offered to sell to existing shareholders other than the Majority Shareholder, who qualify as “accredited investors” within the meaning of Regulation D under the Exchange Act, the right to purchase a total of more than 10 million new shares of Syms at a price equal to $2.49 per share, or approximately $25 million in the aggregate (the “Rights Offering”). Pursuant to the ECA, the Backstop Parties have agreed to purchase each of their pro rata share of the new shares made available in the Rights Offering, as well as new shares that are not subscribed for by other shareholders in the Rights Offering.

Syms expects the Plan to be consummated and become effective shortly, upon satisfaction or waiver of the conditions precedent specified therein.

The foregoing descriptions of certain transactions contemplated  by the ECA and the Plan are summaries only and do not purport to be complete and are qualified, in all respects, by the actual provisions of the ECA, the Plan and related documents.  Copies of the ECA and the Plan are on file with the Bankruptcy Court.

This report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to purchase any securities in the contemplated Rights Offering. Securities that may be issued pursuant to the contemplated Rights Offering or the ECA will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States without registration or an available exemption from registration.

As of August 25, 2012, 14,488,188 shares of Syms’ common stock were outstanding, and zero (0) shares of Syms’ common stock were reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

As of August 25, 2012, Syms had total assets of $155.3 million and total liabilities of $139.9 million.

Certain information in this Current Report on Form 8-K includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and information relating to Syms that are based on the beliefs of Syms’ management, as well as assumptions made by and information currently available to Syms’ management. When used in this Current Report on Form 8-K, the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” and similar expressions as they relate to Syms and its management, identify forward-looking statements. Such statements reflect the current views of Syms with respect to future events, the outcome of which is subject to certain risks, including among others general economic and market conditions, possible disruptions in Syms’ information or communication systems, higher than anticipated costs, higher interest rates, unanticipated difficulties which may arise with respect to Syms and other factors which may be outside Syms’ control. Such forward-looking statements are also subject to certain bankruptcy-related risks, including without limitation the ability of Syms to effectuate the Plan confirmed by the Bankruptcy Court; Syms’ ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; satisfaction of the conditions and other terms of the Plan and related agreements; and the ability of Syms to fund and effectuate its Plan as confirmed by the Bankruptcy Court in a timely manner. Additional factors that could affect future results are identified in the Disclosure Statement filed with the Bankruptcy Court, Syms’ Annual Report on Form 10-K for fiscal year 2011 filed with the United States Securities and Exchange Commission and the subsequent Quarterly Report on Form 10-Q, including the risk factors contained therein. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein as anticipated, believed, estimated, expected, intended or planned. Syms disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of the confirmed Plan and the outcomes and proceeds of disposition of the real estate assets of Syms, can affect the value of Syms’ various prepetition liabilities and/or its common stock. Subsequent written and oral forward-looking statements attributable to Syms or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this paragraph.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit 99.1 – Modified Second Amended Joint Chapter 11 Plan of Reorganization of Syms Corp. and its Subsidiaries

Exhibit 99.2 – Press Release, dated August 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYMS CORP.

By:	/s/ Gary P. Binkoski
	Name:	Gary P. Binkoski
	Title:	Chief Financial Officer

Dated:  September 6, 2012

EXHIBIT INDEX

Exhibit 99.1 – Modified Second Amended Joint Chapter 11 Plan of Reorganization of Syms Corp. and its Subsidiaries

Exhibit 99.2 – Press Release, dated August 30, 2012.